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                                                                   EXHIBIT 10.9




THIS TRUST CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND MAY NOT BE SOLD, OR OFFERED FOR SALE, UNLESS REGISTERED PURSUANT TO SUCH ACT OR UNLESS AN EXEMPTION UNDER SUCH ACT IS AVAILABLE.

TRANSFER OF THIS TRUST CERTIFICATE IS SUBJECT TO CERTAIN RESTRICTIONS AND LIMITATIONS SET FORTH IN THE TRUST AGREEMENT.

                                   HFMI TRUST

                       WORLDWIDE CLASS OWNER CERTIFICATE

                       UNDER TRUST AGREEMENT DATED AS OF

                                January 30, 1997


     THIS CERTIFIES THAT Harry's Farmers Market, Inc. ("HFMI") is the registered
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owner of the Worldwide Class Interests in the HFMI Trust (the "Trust"), a
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Delaware business trust formed pursuant to the Trust Agreement (as amended, supplemented or otherwise modified from time to time, the "Trust Agreement"),
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dated as of January 30, 1997, between Wilmington Trust Company, as trustee (the
"Trustee") and HFMI.  This Trust Certificate is issued pursuant to and is
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entitled to the benefits of the Trust Agreement, and each Owner (as defined in the Trust Agreement) by acceptance hereof shall be bound by the terms of the Trust Agreement. Reference is hereby made to the Trust Agreement for a statement of the rights and obligations of the Owner hereof. The Trustee may treat the person shown on the register maintained by the Trustee pursuant to
Section 3.03 of the Trust Agreement as the absolute Owner hereof for all purposes.

     Capitalized terms used herein without definition have the respective meanings ascribed to them in the Trust Agreement.

     As set forth more fully in the Trust Agreement, each Ownership Interest in the Trust is separate from the other Ownership Interests in respect of the assets and liabilities of the Trust allocated to such Ownership Interest. The Worldwide Class Interests represented by this Worldwide Class Owner Certificate represent solely the Worldwide Class Series Estate. Pursuant to Section 3804(a) of the Delaware Business Trust Act, as amended, the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to the Worldwide Class Series Estate shall be enforceable against the assets of such Series Estate only, and not against the assets of any other Series Estate.

     In the manner more fully set forth in, and as limited by, the Trust Agreement, this Trust Certificate may be transferred upon the books of the
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Trustee by the registered Owner upon surrender of this Trust Certificate to the
Trustee accompanied by a written instrument of the transferee in form satisfactory to the Trustee.

     In addition, any transferee of this Trust Certificate shall execute and deliver to the Trustee a letter, in form and substance satisfactory to the Trustee, agreeing to be bound by the terms of the Trust Agreement.

     The Trustee may request an opinion of counsel in form and substance satisfactory to the Trustee to the effect that the proposed transfer of this Trust Certificate may be effected without registration under any state or Federal Securities laws.

     This Trust Certificate shall be construed in accordance with the laws of the State of Delaware, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

     IN WITNESS WHEREOF, the Trustee, pursuant to the Trust Agreement, has caused this Trust Certificate to be issued as of the date hereof.


Dated as of January   , 1997
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                        Wilmington Trust Company,
                        not in its individual capacity but solely as Trustee,



                        By: /s/ Norma F. Closs
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                           Name:  NORMA F. CLOSS
                           Title: VICE PRESIDENT